INVESTOR PRESENTATION Trusted CPaaS December 2019 Exhibit 99.1

INVESTOR PRESENTATION This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modelling or back-testing contained herein is no indication as to future performance. Kaleyra, Inc. (“Kaleyra” or, the “Company”) assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Kaleyra securities. FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of U.S. federal securities laws regarding the proposed transactions. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the proposed transactions and the future held by the Kaleyra management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might,” "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on certain assumptions of Kaleyra’s management in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors Kaleyra’s management believes are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Kaleyra) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Kaleyra undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain industry and market data information in this presentation is based on the estimates of Kaleyra’s management. Kaleyra’s management obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Kaleyra’s management believes these estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which management obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. Legal Disclaimer

NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of Kaleyra and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the unaudited consolidated financial statements of such party and its subsidiaries, plus (i) transaction expenses, (ii) without duplication of clause (i), severance or change of control payments, (iii) any expenses related to company restructuring, (iv) the Adjusted EBITDA for pre-acquisition period of subsidiaries, (v) any compensation expenses relating to stock options, restricted stock units, restricted stock or similar equity interests as may be issued by Kaleyra or any of its subsidiaries to its or their employees and (vi) any provision for the write down of assets. The pro forma earnings of Kaleyra, which is an Italian company, and its subsidiaries, which include subsidiaries outside of the U.S., may not be prepared in conformance with Article 11 of Regulation S-X of the SEC. Kaleyra’s management believes that this non-GAAP measure of Kaleyra’s financial results will provide useful information to investors regarding certain financial and business trends relating to Kaleyra’s anticipated financial condition and results of operations. Investors should not rely on any single financial measure to evaluate Kaleyra’s anticipated business. Certain of the financial metrics in this presentation can be found in Kaleyra’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) December 2, 2019 or in its definitive proxy statement filed with the SEC on November 8, 2019, and the reconciliation of Adjusted EBITDA can be found on page 25 of this presentation. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of Kaleyra and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Kaleyra as noted herein.  Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. Legal Disclaimer (Cont’d)

Executive Summary

DARIO CALOGERO Founder, Chief Executive Officer GIACOMO DALL’AGLIO Chief Corporate Development Officer JULIA PULZONE Chief Financial Officer NYSE: TDOC BIT: FCA NYSE: ORCL Executive Summary Management Highly experienced management team with deep background in growing businesses with the necessary financial discipline

DR. AVI KATZ Chairman SIMONE FUBINI Director NEIL MIOTTO Director JOHN MIKULSKY Director Executive Summary Board of Directors Established Board of Directors with the right industry and public capital markets experience NYSE: GE NYSE: HON BIT: FCA MATTEO LODRINI Director Nasdaq: ENWV SWX: NESN

Executive Summary

kaleyra

# Investment Highlights

**Technology Leadership Across Enterprise Communications**

- Enterprise-grade cloud communication platform delivering secure voice and messaging APIs
- Flexible, fully redundant and feature-rich products offering industry-leading security and total integration

**Large Market Opportunity Coupled with Strong Secular Tailwinds**

- CPaaS market is expected to reach $6.2 billion in 2022 from $2.2 billion in 2018 (30% CAGR)(1)
- SMS market is expected to reach $90 billion in 2022 from $60 billion in 2018 (11% CAGR)(2)

**Attractive Financial Profile with Continuously Improving Metrics**

- Disciplined management has produced above-market growth and profitability in an emerging market
  - 2019E revenue of $130.3 million (32% growth YoY) and Adjusted EBITDA of $10.7 million (46% growth YoY)
- ~90% of Kaleyra's 2019E growth expected to come from its existing customer base, predominantly through increased traffic volume

**Blue Chip Customer Partners**

- Long-lasting, sticky relationships due to products delivering critical functionality customers rely upon
- Preferred partner for Enterprises and SMBs:

amazon, Flipkart, BNP PARIBAS, INTESA SANPAOLO, nexi, nexmo, OLA, Uber

**Strong track record of M&A**

- Management's strong track record of identifying and integrating accretive assets positions Kaleyra well for future inorganic growth
- Kaleyra today is a combination of Ubiquity, Solutions Infini and Hook Mobile

(1) Source – 451 Marked Monitor (2018)
(2) Source – GSMA (2018)

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Company Overview

Company Overview

kaleyra

# Secure Cloud Communication Platform for Enterprise

## HIGHLIGHTS

| Global Presence | 250+ Employees | 3,000+ Customers Globally | 25 Billion Messages in 2019E | 2 Billion Voice Calls in 2019E |
|---|---|---|---|---|
| Europe, Asia, Middle East, USA | 60+ Employees For New Products | | | |

## TOTAL REVENUE (1)



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
31% CAGR
$54.6
$77.5
$98.4
$130.3
$166.6
$213.8
$273.9
2016PF(2)
2017PF
2018PF
2019E
2020E
2021E
2022E

## PRODUCTS

**Messaging**
Consistent organic messaging volume and revenue growth built on secure plug and play APIs

**Voice**
Increased high value-add voice capabilities, with rapidly growing voice traffic to existing customer base

**Numbers**
Processing and managing telephone numbers for high messaging volumes

**FinTech**
APIs for software & infrastructure to process and manage financial transactions that will be enabled by current banking initiatives

## KEY END MARKETS



**FINTECH:**
Increased FinTech penetration due to growing customer base and PSD2 adoption allowing for larger magnitude transactions

**ENTERPRISE:**
Established and growing messaging business with steadily increasing voice services adoption among existing enterprise customers

**CONNECTIVITY:**
Global connectivity solutions to carriers and ISPs in 190+ countries driven by strong worldwide demand

Note: Figures derived from US GAAP financials, except as otherwise indicated.
(1) Revenue represented on a pro forma basis to include the impact of organic growth only (excludes the impact of acquisitions).
(2) 2016PF revenue is unaudited and under Italian GAAP.

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Company Overview Q3 2019 Results Q3 Revenue (1) Q3 2019 Key Takeaways Strong growth in Solutions Infini and Buc Mobile, along with a 27% increase in message volumes resulted in 87.7% YoY growth in total revenue 2019 Nine Months Ended Q4 2019 revenue is anticipated to exceed $37 million and it is anticipated that full year 2019 revenues with meet or exceed the $130 million estimate Leveraged the strong bank customers in Europe and expanded the Kaleyra footprint in India Over 3,000 customers with no single customer representing more than 15% of total revenue Recently signed a partnership with digital banking start-up, which allows banks to quickly innovate and deploy open banking solutions Q3 Geographic Mix Note: Figures derived from US GAAP financials, except as otherwise indicated. Revenue for the three and nine months ended September 30, 2018 includes the results of Buc Mobile and Solutions Infini only for a portion of the period starting July 31, 2018

Company Overview Global & Diversified Customers E-commerce Education FinTech Enterprise Solutions Connectivity Travel Retail

Kaleyra provides an end-to-end platform to deliver identity authentication, notifications, secure messaging and connectivity to enterprises worldwide Reliable, fully redundant, secure, flexible and scalable cloud platform ensuring application communication Secure Cloud Platforms & Services Flexible Delivery Model End Markets Messaging Voice FinTech Cloud Plug & Play APIs Enterprise Solutions Global Connectivity FinTech Enterprise Tools for Communication With Customers Reaching End Users With Messages or Voice via a Local Cloud Number Enterprise Connectivity Company Overview Trusted Cloud Communications Numbers

Company Overview

# Why We Win

## MESSAGING

- Reach larger target audiences
- Real time analytics including click-through
- RCS and WhatsApp support
- Integrated with interactive AI and Chatbot
- Optimized routing for faster delivery
- 5k messages per second, horizontally scalable

## VOICE

- Full suite of IVR and conferencing services
- Integrated with interactive AI and NLP
- Visual Configurations of call routing
- Call broadcasting
- Automated dialling and recording
- Simultaneous inbound and outbound calling
- Call masking


Messaging
Voice
Security
Compliance
Integration
FinTech
Numbers

## Fintech

- Deep relationships with key customers
- Highly secure technology platform
- Hybrid cloud implementation

## Numbers

- Native numbers and number portability lookup
- Certified A2P gateway
- Global coverage
- Real-time updates
- Intelligent routing

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Consolidated Revenue | $ in Millions Kaleyra demonstrates strong historical top line growth and profitability with a robust pipeline for future growth via new product roadmap, M&A, and industry tailwinds Adjusted EBITDA | $ in Millions Exceptional operating leverage model generating 2x of Adjusted EBITDA expansion for every 1x of sequential revenue growth Growth % 42% 27% 32% 28% 28% 28% Gross Margin % 18% 20% 21% 23% 26% 27% Growth % 56% 76% 46% 47% 46% 48% Margin  % 5% 7% 8% 9% 11% 13% 31% CAGR 53% CAGR Company Overview Strong Growth and High Operating Leverage (1) (1) Note: Figures derived from US GAAP financials, except as otherwise indicated. PF refers to Pro Forma adjusted for subsidiaries acquired, the consolidated financials of such party and its subsidiaries and related finance and transaction fees.

Industry Overview

Software and CPaaS are substantially disrupting communications within enterprises Dramatic shift from hardware driven marketplace to software / CPaaS 2000 2010 2020 Proprietary protocols Complex pricing scheme Communication is unlinked from devices / hardware Full blown cloud platform providing complete communication capabilities, easily deployed through converged infrastructure APIs Industry Overview Evolution of Communications Software Hardware-Driven Marketplace Rising OTT Messaging & VOIP CPaaS & Communications Software

The CPaaS and global voice and messaging market is a high growth opportunity utilizing three layers of cloud services including: Networking Connectivity, APIs and Applications 30% CAGR $ in Billions $ in Billions Ecosystem Stakeholders Total CPaaS Market (1) 11% CAGR Industry Overview High Growth, Large Total Addressable Market Mobile Operators Consumers Enterprises / Merchants Consumers increasingly using mobile devices to conduct more of their day-to-day activities (banking, payments, transportation, reservations) Driving significant reliance on messaging via notifications, instructions / confirmations and authentications Major disruption across enterprise and consumer-facing communications brought about by the need to address evolving customer shift to mobile Resulting in significant investment in both (i) the technology that supports these interactions and (ii) the necessary security and compliance to ensure user data protection Require partners who are carrier-grade known entities equipped to help combat fraud Increasing importance of Artificial Intelligence (AI) and Machine Learning (ML) utilization in order to combat ongoing threats to critical network channels Source – 451 Marked Monitor (2018) Source – GSMA (2018) SMS Business Messaging Revenue (2)

Growth Strategy

Increased Volume of Traffic from Existing Installed Customer Base ~60% of Kaleyra’s 2019 YoY growth expected to come from its current customers doing more transactions Global customer base of 3,000+ Growth Strategy Organic Growth Drivers Highly predictable revenue evidenced by ~90% of Kaleyra’s 2019E YoY growth expected to come from its existing customer base Cross / Up-Selling Existing Customers Adding new capabilities to clients’ existing offerings – voice on top of messaging Enhance existing product functionality via key Independent Software Vendor (ISV) partnership integrations Geographic Expansion Leverage existing market presence to expand into the United States, Southeast Asia and Northern Europe Well positioned for further expansion into US markets New Customer and Product Enhancements Executing sales and marketing efforts to acquire new customers Launch of Hexa in 2020 provides an all-in-one cloud communication software solution

Growth Strategy Successful deal execution experience with a thoroughly developed pipeline of acquisition opportunities History of Successful Acquisitions Access to high growth enterprise customer base and cloud communication infrastructure Rebranding of two market leading companies to Kaleyra Innovative mobile cloud messaging and virtual local numbers service to enhance product platform Significant presence in Europe, Asia and the Americas Management and Board of Directors have strong history of creating long-term value through strategic acquisitions as evidenced by the 10+ completed M&A transactions over the last 10 years Successful Acquisition Experience + Developed Pipeline

Appendix

Appendix Ownership Earn-out Shares and Performance Thresholds Excludes 4.0 million shares issuable under the Management Equity Incentive Plan and 11.2 unexercised out-of-the-money warrants. Includes the issuance of 1/10th of a share for each right or 1.3 million shares. Excludes all earn-out shares and sponsor earn-out shares that may be forfeited subject to business performance thresholds. Assumes business performance exceeds thresholds in earn-out structure resulting in additional equity consideration. Ownership with no Earn-out(1)(2) Ownership # of Shares % Public Float 5.2 25.8% Unregistered Shares 14.8 74.2% Earn-out Shares 0 0.0% Total 20.0 100.0% Ownership with Earn-out (1)(2)(3) Ownership # of Shares % Public Float 5.2 21.9% Unregistered Shares 14.8 63.1% Earn-out Shares 3.5 15.0% Total 23.5 100.0% Public Float Unregistered Shares Earn-out Shares If the business performance exceeds certain agreed upon thresholds, Kaleyra shareholders & management may be entitled to receive up to an additional 3.5 million earn-out shares based on achieving certain revenue and adjusted EBITDA targets in 2019 and/or 2020 1.76 million shares if 2019 revenue and adjusted EBITDA exceeds 2018 performance by 30% and 45%, respectively 1.76 million shares if 2020 revenue and adjusted EBITDA exceeds 2019 performance by 30% and 45%, respectively For achievement above 80% of the revenue growth target, the earn-out shall be paid in an amount reduced by 0.5% for every 1.0% revenue is below the revenue growth target (i.e. if 27% of revenue target is achieved, 95% of the earn-out shares may be granted. No earn-out shares will be granted if growth is below 24%) Sponsors have a portion of their founder shares subject to earn-out and the same business performance thresholds as existing Kaleyra shareholders Up to 1.1 million total shares in 2019 and 2020 may be forfeited in the event that the earn-out performance targets are not achieved (Shares in M)

Appendix Historical Profit and Loss YoY Revenue Comparison (1) | $ in Millions Note: Figures derived from US GAAP financials, except as otherwise indicated. Revenue for the three and nine months ended September 30, 2018 includes the results of Buc Mobile and Solutions Infini only for a portion of the period starting July 31, 2018

Appendix Balance Sheet Note: Figures derived from US GAAP financials, except as otherwise indicated.

($ in millions) 2017PF 2018PF Net Income / (Loss) $0.5 ($7.1) Income tax expense $0.5 $1.4 Other income and expenses(1) $0.5 $0.2 Depreciation and amortization $0.3 $1.5 EBITDA $1.8 ($4.0) Loss on Equity Investments prior to Acquisitions $0.0 ($0.1) Adj. EBITDA for Pre-Acquisition Period of Subsidiaries $0.6 $0.8 Non-Cash Compensation Expense $1.3 $1.2 Non-Cash Stock Option Expense $0.2 $7.8 Acquisition Transaction Costs $0.3 $1.7 Non-GAAP Adjusted EBITDA $4.2 $7.4 The following table shows the reconciliation of the unaudited Non-GAAP Adjusted EBITDA as reported in the investors presentation. The unaudited figures have been derived from financials prepared in accordance with US GAAP. Appendix Adjusted EBITDA Reconciliation Note: Management uses non-GAAP financial measures such as EBITDA and Adjusted EBITDA to evaluate period-to-period comparisons. Management believes these measures provide useful information about the Company’s operating results and financial performance. These non-GAAP financial measures are not measures prepared in accordance with GAAP and might not be consistent with similar measures used by other companies. These non-GAAP financial measures shall not considered as an alternative to any other measures of performance prepared under generally accepted accounting principles. Includes other income, financial expense, and foreign currency loss.

A2P: Application-to-Person SMS messaging. The process of sending mobile messages from an application to a mobile user. A2P SMS messaging is also called enterprise of professional SMS. AI: Artificial Intelligence. The theory and development of computer systems able to perform tasks that normally require human intelligence, such as visual perception, speech recognition, decision-making, and translation between languages. API: Application Programming Interface. A set of functions and procedures (e.g. read, write, delete) allowing the creation of applications that access the features or data of an operating system, application, or other service. CPaaS: Communications Platform as a Service. A cloud-based platform that enables developers to add real-time communications features (voice, video, and messaging) in their own applications without needing to build backend infrastructure and interfaces. ISP: Internet Service Provider. An organization that provides services for accessing, using, or participating in the Internet. ISV: Independent Software Vendor. An organization specializing in making and selling software. IVR: Interactive Voice Response. Automated telephone system technology that interacts with the callers, gathers the required information and routes the calls to the appropriate recipient. ML: Machine Learning. Scientific study of algorithms and statistical models that computer systems use in order to perform a specific task effectively without using explicit instructions, relying on patterns and inference instead. It is seen as a subset of artificial intelligence. NLP: Natural Language Processing. A branch of artificial intelligence that deals with the interaction between computers and humans using the natural language. OTT: Over the Top (Media Service). A streaming media service offered directly to viewers over the internet. PSD2: Payment Services Directive. A European Commission proposal to create safer and more innovative European payments. Comes into full effect on 14 September, 2019. RCS: Rich Communication Services. A communication protocol between mobile telephone carriers and between phone and carrier that provides a rich text-message system, phonebook polling (for service discovery), and can transmit in-call multimedia. VoIP: Voice over Internet Protocol. A methodology and group of technologies for the delivery of voice communications and multimedia over Internet Protocol (IP) networks, such as the Internet. SMS: Short Message Service. A text messaging service component of most telephone, Internet, and mobile device systems. It uses standardized communication protocols to enable mobile devices to exchange short text messages. Appendix Glossary

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